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                           SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a party other than the Registrant [  ]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential for Use of the Commission Only (as permitted by Rule 14a-
     6(e)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                          ELITE PHARMACEUTICALS, INC.
                          ---------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
                                      ---
      (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  1) Title of each class of securities to which transaction applies:

                                      N/A
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  2) Aggregate number of securities to which transaction applies:

                                      N/A

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       N/A

  4) Proposed maximum aggregate value of transaction:

       N/A

  5) Total fee paid:

                                      N/A

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

  1)  Amount Previously Paid:

                                      N/A

  2)  Form, Schedule or Registration Statement No.:

       N/A

  3)  Filing Party:

       N/A

  4)  Date Filed:

       N/A
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                          ELITE PHARMACEUTICALS, INC.

                          Addendum to Proxy Statement


To:  Shareholders of Elite Pharmaceuticals, Inc.

  The following information is added to pages 2 and 3 of the proxy statement of the Company, mailed to shareholders on or about September 14, 2001, under the section entitled "Security Ownership of Certain Beneficial Owners":

Title of Class      Name and Address of   Amount and Nature of     Percent
                    Beneficial Owner      Beneficial Ownership     of Class

Common              Jerome Belson              823,300(4)            8.4%
                    495 Broadway
                    New York, NY 10012


(4) Includes (i) warrants to purchase 277,500 shares and (ii) 25,000 shares owned by Mrs. Maxine Belson, wife of Mr. Belson.